SCUDDER
                                                                     INVESTMENTS


--------------------------------------------------------------------------------
MONEY MARKET
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Scudder
Money Market Series


  Prime Reserve Class AARP
  Prime Reserve Class S


  Premium Class AARP
  Premium Class S



Annual Report
May 31, 2001


The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital, and the fund's investment policies.

Contents
--------------------------------------------------------------------------------

                       6   Letter from the Series' President

                       8   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      20   Financial Statements

                      24   Financial Highlights

                      28   Notes to Financial Statements

                      36   Report of Independent Accountants

                      37   Tax Information

                      37   Officers and Trustees

                      38   Account Management Resources

Scudder Prime Reserve Shares
--------------------------------------------------------------------------------
Class AARP                     ticker symbol APSXX           fund number 109
Class S                        ticker symbol SCRXX           fund number 309
--------------------------------------------------------------------------------



Date of Inception of  o    Prime Reserve Class S shares posted a 7-day average
Prime Reserve              yield of 3.90% as of May 31, 2001.
Class S: 10/15/98
                      o    The Prime Reserve Class S shares returned 5.82% over
Total Net Assets as        the 12 months ended May 31.
of 5/31/01--
                      o    The majority of the fund's investments are in
Class AARP:                high-quality commercial paper, which can offer some
$217.0 million             of the highest money market yields available.

Class S:
$54.7 million

Scudder Premium Shares
--------------------------------------------------------------------------------
Class AARP                     ticker symbol SMMXX           fund number 102
Class S                        ticker symbol SPMXX           fund number 402
--------------------------------------------------------------------------------

Date of Inception of  o    Premium Class S shares posted a 7-day average yield
Premium                    of 4.05% as of May 31, 2001.
Class S: 7/7/97
                      o    The Premium Class S shares returned 6.06% over the 12
Total Net Assets as        months ended May 31.
of 5/31/01--
                      o    The majority of the fund's investments are in
Class AARP:                high-quality commercial paper, which can offer some
$185.4 million             ofthe highest money market yields available.

Class S:
$1 billion

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Money Market Series' most recent fiscal year ended May 31, 2001. As of the close of the period on May 31, the 7-day average yield of Premium Class S shares was 4.05%, while the 7-day average yield of Prime Reserve Class S shares was 3.90%. Over the 12-month period, the total returns of the Premium and Prime Reserve Class S shares were 6.06%, and 5.82%, respectively. Both Class S shares' returns outpaced the 5.45% average return of money market funds over the same period according to Lipper, Inc.

The Scudder Money Market Series seeks to maintain stability and liquidity of principal, and to provide shareholders with current income. It does this by investing exclusively in high-quality short-term securities. The Series is broadly diversified, as it may buy securities from many types of issuers, including the U.S. government, banks, corporations, and municipalities. In purchasing securities, its managers look for attractive yield and weigh economic outlooks and possible interest rate movements. We believe that investing in a high-quality money market instrument such as the Scudder Money Market Series represents a fundamental part of a well-balanced investment program.

Most economic releases in early 2001 confirmed fourth quarter 2000 reports that U.S. economic growth is slowing. These releases prompted the Federal Reserve Board to lower the Federal Funds rate by 50 basis points five times between January and May of this year. The magnitude of these actions by the Fed was unprecedented, and arose from concern that the pace of the U.S. economic slowdown could lead to a recession. Warning signs included slumping corporate profits, capital expenditure reductions, higher unemployment, and sliding retail sales. The Fed's dramatic actions have combined to substantially reduce the yields for money market securities. In this environment, and as outlined in the interview that begins on page 6, the fund's managers seek to extend maturity to maintain the highest yield possible given market conditions, while also looking to keep credit quality at the highest level in an environment of reduced corporate profitability.

Thank you for your continued investment with Scudder. If you have any questions regarding Scudder Money Market Series, please call us toll-free or visit us on the Web.


Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Money Market Series


--------------------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001

In the following interview, Portfolio Managers Frank Rachwalski and Jerri Cohen discuss the market environment and their approach to managing the series.

                    Q: How did the Series perform over its most recent fiscal year?

                    A: Over the 12 months ended May 31, 2001, the 7-day yield of Premium Class S shares declined from 6.34% to 4.05%, reflecting the Federal Reserve Board's aggressive program of interest rate reductions. The Premium Class S shares 4.05% yield as of May 31 translated to a compound effective yield of 4.13%. For the 12 months ended May 31, the Premium Class S shares total return was 6.06%, compared with the 5.45% average return of taxable money market funds according to Lipper, Inc.

                    During the same 12-month period, the 7-day yield of Prime Reserve Class S shares declined from 5.74% to 3.90%, also reflecting the Fed's recent series of interest rate cuts. The Prime Reserve Class S shares 3.90% yield as of May 31 translated to a compound effective yield of 3.98%. For the 12-month period ended May 31, the Prime Reserve Class S shares total return was 5.82%, compared with the 5.45% Lipper average.

                    Q: How have the sluggish economy and the Fed's rate-cutting program affected the investment environment for money market securities?

                    A: Over the past six months, the money market yield curve went from the shortest maturities having the highest yields (negative slope) to the longest maturities having the highest yields (positive slope). A positively sloped yield

--------------------------------------------------------------------------------
Scudder Premium Class S shares
--------------------------------------------------------------------------------

                                                    7-day           7-day
                                                   average         compound
                                                    yield       effective yield
--------------------------------------------------------------------------------
May 31, 2000                                        6.34%            6.54%

May 31, 2001                                        4.05%            4.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scudder Prime Reserve Class S shares
--------------------------------------------------------------------------------

                                                    7-day             7-day
                                                   average          compound
                                                    yield       effective yield
--------------------------------------------------------------------------------
May 31, 2000                                        5.74%            5.90%

May 31, 2001                                        3.90%            3.98%
--------------------------------------------------------------------------------

                    curve would seem strange if you're expecting economic weakness in the short term, which many are. (That's because a positively sloped curve means that longer-term investors are demanding higher rates to compensate for possible increases in inflation.) However, the present yield curve actually may only reflect how aggressively the Fed has reacted to signs of weakness in the economy.

                    Q: Is there anything else the yield curve is telling us right now?

                    A: Two things: First, the longer-term yield curve, beyond the scope of money market maturities, is also shifting to a higher positive slope, which tells us that the fixed income markets are concerned that the Fed may have acted too aggressively and that they're worried about a recurrence of inflation. Second, money market investors are interpreting the curve to mean that the Fed is almost nearing the end of this easing action, with perhaps a modest additional amount of reduction incrementally; that in the near term the primary risk is still economic weakness.

                    Q: What was your strategy in light of the Fed's actions?

                    A: During the period we tried to err on the side of slightly higher average maturity because overall we felt rates were going to move lower. However, we never anticipated the surprising magnitude and speed of the Fed's rate cuts.

                    In addition, throughout the past six to nine months we worked to ensure the highest possible credit quality within the portfolio. With slippage in the U.S. economy and declines in the stock market, credit quality was more of a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate in 2001
--------------------------------------------------------------------------------

                                                   New rate             Change
--------------------------------------------------------------------------------
January 3                                            6.00%              -0.50%

January 31                                           5.50%              -0.50%

March 20                                             5.00%              -0.50%

April 18                                             4.50%              -0.50%

May 15                                               4.00%              -0.50%
--------------------------------------------------------------------------------

The Federal Funds Rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

                    concern. The credit quality of some issuers in the marketplace has looked weaker in recent months because of disappointing earnings reports and estimates. So we are staying with the better credit issuers until the economy turns up.

                    Q: How did you allocate the Money Market Series' assets over the period?

                    A: In managing the Series, we focus on maintaining average maturity within a target range and in selecting securities that will benefit the portfolio, given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high-quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in asset-backed commercial paper over the period because of the sector's attractive value and high relative yields.

--------------------------------------------------------------------------------


                    Q: Are there any implications for the money markets from the recent federal tax cut?

                    A: We see it as positive for our market. Because the tax cut has a front-loaded aspect to it, we feel the rate cuts that we've seen to date plus the tax cut will ultimately allow the economy to improve.

                    Q: What is your outlook for the Series?

                    A: We plan to keep average maturity at about the same level, or slightly longer than average. At this point -- because we do not think the economy is going to snap back right away and because the Fed may make more rate cuts -- we think it's too early to shorten maturities. In that context we will continue to emphasize very high credit quality. In addition, we will continue to look for attractive opportunities as they arise, and seek to maintain a high yield for the Scudder Money Market Series.

--------------------------------------------------------------------------------

                    Scudder Money Market Series:
                    A Team Approach to Investing

                    Scudder Money Market Series is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                    Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for setting the series' investment strategy and for overseeing the series' day-to-day management in January 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since joining the Advisor in 1973.

                    Portfolio Manager Jerri I. Cohen joined the Advisor in 1981. Ms. Cohen has 19 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

          Commercial  Short-term debt obligations with maturities ranging from 2
               Paper to 270 days, and issued by banks, corporations and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted from the face value of the security, although some are interest-bearing and offer a high level of safety and liquidity.

            Compound Shows how much income a money market fund would provide if Effective Yield reinvested, based on the current 7-day yield. Because the effect of reinvestment (known as compounding) is reflected in the calculation, this yield figure will always be slightly higher than the 7-day yield. Actual fund performance results are measured by total return.

     Federal Reserve  The governing board of the Federal Reserve System, the
               Board United States' central bank. The Board establishes policies on such key matters as reserve requirements (the amount of cash banks must have on hand) and other bank regulations, sets the discount rate, tightens or loosens credit (raises or lowers rates), and regulates the purchase of securities on margin.

           Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

         Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities.


(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are available at our Internet Web site -- myScudder.com.

Investment Portfolio                                          as of May 31, 2001
--------------------------------------------------------------------------------

                                                                         Principal
                                                                         Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
---------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 4.01%, to be
    repurchased at $22,604,518 on 6/1/2001** ......................      22,602,000      22,602,000
 J.P. Morgan Chase & Co., 4.15%, to be
    repurchased at $75,008,646 on 6/1/2001** ......................      75,000,000      75,000,000
---------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $97,602,000)                                           97,602,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Time Deposits 2.7%
---------------------------------------------------------------------------------------------------
 Union Bank of Switzerland, 4.31%, 6/1/2001                                             -----------
    (Cost $250,000,000) ...........................................     250,000,000     250,000,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
Commercial Paper 68.9%
---------------------------------------------------------------------------------------------------
 Accor SA (BNP), 4.25%***, 7/24/2001 ..............................      40,000,000      39,749,722
 Ace Overseas Corp., 3.97%***, 8/20/2001 ..........................      75,000,000      74,338,333
 Ace Overseas Corp., 4.8%***, 6/20/2001 ...........................      42,000,000      41,893,600
 Alpine Securitization Corp., 4%***, 7/12/2001 ....................      34,000,000      33,845,111
 Alpine Securitization Corp., 4.01%***, 7/12/2001 .................      50,000,000      49,771,653
 Alpine Securitization Corp., 4.05%***, 6/26/2001 .................      16,987,000      16,939,224
 Alpine Securitization Corp., 4.08%***, 6/21/2001 .................      10,457,000      10,433,297
 Alpine Securitization Corp., 4.65***%, 7/6/2001 ..................      45,000,000      44,796,563
 Alpine Securitization Corp., 4.76%***, 6/13/2001 .................      40,000,000      39,936,533
 Amsterdam Funding Corp., 4.05%***, 6/6/2001 ......................      75,000,000      74,957,813
 Amsterdam Funding Corp., 4.35%***, 6/5/2001 ......................      25,000,000      24,987,917
 Bavaria Finance Funding, 4.01%***, 8/15/2001 .....................      53,302,000      52,856,706
 Bavaria Finance Funding, 4.05%***, 6/20/2001 .....................      50,000,000      49,893,125
 Bavaria Finance Funding, 4.29%***, 7/23/2001 .....................      40,000,000      39,752,133
 Bavaria Finance Funding, 4.32%***, 7/16/2001 .....................      10,108,000      10,053,417
 Bavaria Finance Funding, 4.70%***, 7/16/2001 .....................      29,986,000      29,809,832
 Bavaria Finance Funding, 4.75%***, 7/2/2001 ......................      11,120,000      11,074,516
 Bavaria Universal Funding, 4.44%***, 6/1/2001 ....................      30,000,000      30,000,000
 Bavaria Universal Funding, 4.5%***, 10/15/2001 ...................      90,000,000      88,470,000
 Bavaria Universal Funding, 4.59%***, 10/19/2001 ..................      80,000,000      78,572,000
 Beta Finance Inc., 4.71%***, 7/10/2001 ...........................      34,700,000      34,522,943
 Blue Ridge Asset Funding, 4.02%***, 6/21/2001 ....................     100,000,000      99,776,667
 CS First Boston USA, 3.95%***, 11/15/2001 ........................     100,000,000      98,167,639
 CSN Overseas (BB LOC), 3.9%***, 8/30/2001 ........................     120,000,000     118,830,000
 CXC Incorporated, 4.74%***, 6/19/2001 ............................      80,000,000      79,810,400
 Centric Capital Corp., 3.9%***, 11/9/2001 ........................      25,000,000      24,563,958




    The accompanying notes are an integral part of the financial statements.




                                       14

                                                                         Principal
                                                                         Amount ($)       Value ($)
---------------------------------------------------------------------------------------------------
 Centric Capital Corp., 4.03%***, 7/6/2001 ........................      35,000,000      34,862,868
 Centric Capital Corp., 4.7%***, 7/10/2001 ........................      15,000,000      14,923,625
 Citicorp., 4.01%***, 6/22/2001 ...................................     100,000,000      99,766,083
 Citicorp., 4.02%***, 6/21/2001 ...................................      50,000,000      49,888,333
 Citicorp., 4.02%***, 6/25/2001 ...................................      50,000,000      49,866,000
 Cofco Capital Corp., 4.05%***, 6/18/2001 .........................      37,000,000      36,929,238
 Commerz Europe (Ireland), 3.96%***, 8/23/2001 ....................     100,000,000      99,087,000
 Enterprise Funding Corp., 4.38%***, 6/8/2001 .....................      25,956,000      25,933,894
 Eureka Securitization Inc., 4.69%***, 6/26/2001 ..................      30,000,000      29,902,292
 Falcon Asset Security Corp., 4.04%***, 6/20/2001 .................      98,670,000      98,459,614
 Falcon Asset Security Corp., 4.09%***, 6/15/2001 .................      50,000,000      49,920,472
 Falcon Asset Security Corp., 4.4%***, 6/4/2001 ...................      23,000,000      22,991,567
 Falcon Asset Security Corp., 4.4%***, 6/6/2001 ...................      29,020,000      29,002,266
 Fcar Owner Trust 1, 3.95%***, 7/19/2001 ..........................      50,000,000      49,736,667
 Fcar Owner Trust 1, 4%***, 10/31/2001 ............................      40,000,000      39,324,444
 Ford Motor Credit Co., 4.48%***, 6/14/2001 .......................     100,000,000      99,838,222
 Four Winds Funding Corp., 4.17%***, 6/5/2001 .....................      65,000,000      64,969,883
 Four Winds Funding Corp., 4.23%***, 6/5/2001 .....................      50,000,000      49,976,500
 Four Winds Funding Corp., 4.3%***, 7/16/2001 .....................      60,000,000      59,677,500
 Four Winds Funding Corp., 4.3%***, 7/18/2001 .....................      25,000,000      24,859,653
 Galaxy Funding, 3.86%***, 11/15/2001 .............................      60,000,000      58,925,633
 Galaxy Funding, 4.12%***, 6/13/2001 ..............................      30,000,000      29,958,800
 Galaxy Funding, 4.28%***, 7/12/2001 ..............................      18,000,000      17,912,260
 Galaxy Funding, 4.33%***, 6/22/2001 ..............................      25,000,000      24,936,854
 Galaxy Funding, 4.97%***, 6/15/2001 ..............................      67,475,000      67,344,455
 Giro Funding U.S. Corp., 4.01%***, 7/9/2001 ......................      65,000,000      64,724,869
 Giro Funding U.S. Corp., 4.77%***, 6/14/2001 .....................      40,370,000      40,300,463
 Giro Funding U.S. Corp., 4.79%***, 6/12/2001 .....................      50,705,000      50,630,788
 Giro Multi-Funding Corp., 4.02%***, 6/20/2001 ....................      35,000,000      34,925,742
 Giro Multi-Funding Corp., 4.8%***, 6/12/2001 .....................      80,000,000      79,882,667
 Hatteras Funding Corp., 4%***, 7/23/2001 .........................      31,008,000      30,828,843
 Hatteras Funding Corp., 4.28%***, 7/12/2001 ......................      50,357,000      50,111,538
 Hatteras Funding Corp., 4.36%***, 6/21/2001 ......................      40,000,000      39,903,111
 Hatteras Funding Corp., 4.4%***, 6/18/2001 .......................      13,316,000      13,288,332
 Hatteras Funding Corp., 4.76%***, 6/25/2001 ......................      20,000,000      19,936,533
 Hatteras Funding Corp., 4.81%***, 6/7/2001 .......................      24,000,000      23,980,760
 Intrepid Funding, 3.95%***, 9/10/2001 ............................      12,000,000      11,867,017
 Intrepid Funding, 4.3%***, 7/19/2001 .............................     100,000,000      99,426,667
 Jupiter Securities Corp., 4.07%***, 6/18/2001 ....................      60,000,000      59,884,683
 Jupiter Securities Corp., 4.07%***, 6/19/2001 ....................      49,135,000      49,035,010



    The accompanying notes are an integral part of the financial statements.



                                       15


                                                                         Principal
                                                                         Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------
 Jupiter Securities Corp., 4.81%***, 6/4/2001 .....................      20,000,000      19,991,983
 K2 (U.S.A.) LLC, 4.2%***, 9/7/2001 ...............................      14,000,000      13,839,933
 Kitty Hawk Funding Corp., 4.32%***, 6/20/2001 ....................      50,000,000      49,886,000
 Kitty Hawk Funding Corp., 4.38%***, 6/11/2001 ....................      22,932,000      22,904,099
 Moat Funding LLC, 4.13%***, 6/6/2001 .............................      50,000,000      49,971,319
 Moat Funding LLC, 4.5%***, 10/4/2001 .............................      50,000,000      49,218,750
 Moat Funding LLC, 4.75%***, 6/15/2001 ............................      20,000,000      19,963,056
 Moat Funding LLC, 4.75%***, 6/19/2001 ............................      30,184,000      30,112,313
 Moat Funding LLC, 4.75%***, 6/22/2001 ............................      33,705,000      33,611,609
 Monte Rosa Capital Corp., 4.16%***, 6/11/2001 ....................      27,000,000      26,968,800
 Moriarty LLC, 3.86%***, 11/21/2001 ...............................     100,000,000      98,145,056
 Moriarty LLC, 5.14%***, 8/20/2001 ................................      90,000,000      88,972,000
 NC Duke University, 4.05%***, 8/8/2001 ...........................      23,550,000      23,369,843
 Northern Rock plc, 4.04%***, 6/18/2001 ...........................      25,000,000      24,952,306
 Oakland-Alameda, 4.42%, 6/11/2001 ................................      46,300,000      46,300,000
 Old Line Funding Corp., 4.1%***, 6/13/2001 .......................      62,179,000      62,094,022
 Pemex Capital, Inc., 4.32%***, 6/14/2001 .........................      50,000,000      49,922,000
 Pennine Funding LLC, 3.9%***, 11/2/2001 ..........................     100,000,000      98,331,667
 Pennine Funding LLC, 4.12%***, 10/1/2001 .........................      33,500,000      33,032,266
 Pennine Funding LLC, 4.5%***, 9/25/2001 ..........................      50,000,000      49,275,000
 Philip Morris Co., Inc., 3.95%***, 8/20/2001 .....................      25,000,000      24,780,556
 Philip Morris Co., Inc., 4.7%***, 7/20/2001 ......................      30,000,000      29,808,083
 Philip Morris Co., Inc., 4.76%***, 6/22/2001 .....................      35,000,000      34,902,817
 Power Authority New York, 4.02%, 10/11/2001 ......................      22,500,000      22,500,000
 Preferred Receivable Funding Corp., 3.99%***, 7/9/2001............      66,000,000      65,722,030
 Quincy Capital Corp., 3.97%***, 7/18/2001 ........................      60,000,000      59,689,017
 Quincy Capital Corp., 4.1%***, 6/7/2001 ..........................      50,000,000      49,965,833
 Quincy Capital Corp., 4.1%***, 6/15/2001 .........................      29,552,000      29,504,881
 Quincy Capital Corp., 4.11%***, 6/7/2001 .........................      26,058,000      26,040,150
 Receivables Capital Corp., 4.01%***, 6/26/2001 ...................      95,000,000      94,735,122
 Receivables Capital Corp., 4.17%***, 6/7/2001 ....................      50,000,000      49,965,250
 Salomon Smith Barney Holding, 4.04%***, 6/18/2001 ................     100,000,000      99,809,222
 Salomon Smith Barney Holding, 4.05%***, 6/4/2001 .................     100,000,000      99,966,250
 Scaldis Capital LLC, 3.95%***, 11/13/2001 ........................      51,264,000      50,335,908
 Scaldis Capital LLC, 3.97%***, 10/15/2001 ........................      17,000,000      16,745,038
 Scaldis Capital LLC, 4.68%***, 7/16/2001 .........................      75,000,000      74,560,781
 Scaldis Capital LLC, 5.14%***, 7/11/2001 .........................      51,000,000      50,708,733
 Sheffield Receivables Corp., 4.35%***, 6/12/2001 .................      70,450,000      70,356,360
 Sigma Finance Inc., 4.75%***, 6/11/2001 ..........................      88,000,000      87,883,889
 Societe Generale NA, 4.73%***, 6/28/2001 .........................     150,000,000     149,468,438





    The accompanying notes are an integral part of the financial statements.




                                       16


                                                                         Principal
                                                                         Amount ($)       Value ($)
 --------------------------------------------------------------------------------------------------
 Spintab AB, 4.71%***, 7/18/2001 ..................................      50,000,000      49,692,542
 Spintab AB, 5.2%***, 6/15/2001 ...................................      55,000,000      54,888,778
 Spintab AB, 5.23%***, 6/1/2001 ...................................      66,289,000      66,289,000
 Stellar Funding Group, 3.98%***, 7/25/2001 .......................      21,312,000      21,184,767
 Stellar Funding Group, 3.99%***, 7/17/2001 .......................      13,415,000      13,346,606
 Stellar Funding Group, 4.05%***, 7/27/2001 .......................      15,824,000      15,724,309
 Stellar Funding Group, 4.25%***, 6/1/2001 ........................      22,618,000      22,618,000
 Stellar Funding Group, 4.33%***, 6/29/2001 .......................       8,064,000       8,036,842
 Stellar Funding Group, 4.4%***, 6/11/2001 ........................      13,309,000      13,292,733
 Stellar Funding Group, 4.43%***, 6/4/2001 ........................      20,000,000      19,992,617
 Stellar Funding Group, 4.75%***, 7/2/2001 ........................       9,617,000       9,577,664
 Stellar Funding Group, 4.8%***, 6/19/2001 ........................       9,101,000       9,079,158
 Stellar Funding Group, 4.8%***, 6/20/2001 ........................       6,567,000       6,550,364
 Superior Funding Capital, 4.39%***, 6/6/2001 .....................      72,274,000      72,229,933
 Surrey Funding Corp., 4%***, 8/15/2001 ...........................      25,000,000      24,791,667
 Surrey Funding Corp., 4%***, 8/16/2001 ...........................      95,000,000      94,197,778
 Svenska Handelsbanken, 4.74%***, 6/29/2001 .......................     100,000,000      99,631,333
 Sweetwater Capital Corp., 3.96%***, 8/23/2001 ....................      17,641,000      17,479,938
 Sweetwater Capital Corp., 4.12%***, 6/8/2001 .....................      21,440,000      21,422,824
 Sweetwater Capital Corp., 4.12%***, 6/11/2001 ....................      28,152,000      28,119,782
 Sweetwater Capital Corp., 4.3%***, 7/19/2001 .....................      13,901,000      13,821,301
 Thunder Bay Funding, Inc., 4.1%***, 6/13/2001 ....................      35,000,000      34,952,167
 Thunder Bay Funding, Inc., 4.37%***, 6/6/2001 ....................      36,145,000      36,123,062
 Thunder Bay Funding, Inc., 4.38%***, 6/8/2001 ....................      63,191,000      63,137,182
 Thunder Bay Funding, Inc., 4.39%***, 6/7/2001 ....................      40,000,000      39,970,733
 Thunder Bay Funding, Inc., 4.39%***, 6/15/2001 ...................      21,609,000      21,572,109
 Verizon Global Funding, 4.7%***, 7/10/2001 .......................      42,265,000      42,049,801
 Verizon Net Funding Corp., 4.4%***, 6/5/2001 .....................      50,000,000      49,975,551
 WCP Funding Inc., 3.97%***, 7/24/2001 ............................      80,000,000      79,531,833
 WCP Funding Inc., 4.78%***, 6/8/2001 .............................      25,000,000      24,976,764
 Windmill Funding Corp., 4.04%***, 6/1/2001 .......................      85,000,000      85,000,000
---------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $6,433,091,766)                                          6,433,091,766
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Certificates of Deposit 8.0%
---------------------------------------------------------------------------------------------------
 Allfirst Bank, 4.38%, 9/7/2001* ..................................      75,000,000      75,000,000
 American Express Centurion Bank Frn, 4.05%, 6/19/2001* ...........      50,000,000      49,999,759
 American Express Centurion Bank Frbn, 4.35%, 6/5/2001* ...........      25,000,000      24,999,973
 American Express Centurion Bank Frnt, 4.17%, 7/17/2001*...........      25,000,000      25,000,000
 CIBC NY, 4.07%, 9/21/2001* .......................................      50,000,000      49,991,793





    The accompanying notes are an integral part of the financial statements.



                                       17


                                                                          Principal
                                                                         Amount ($)       Value ($)
---------------------------------------------------------------------------------------------------
 CIBC NY, 4.12%, 7/3/2001* ........................................      20,000,000      19,999,079
 Comerica Bank, 4.12%, 11/9/2001* .................................     100,000,000      99,993,547
 First Union National Bank, 4.05%, 11/21/2001* ....................      60,000,000      59,996,532
 First Union National Bank, 4.07%, 5/8/2002* ......................      75,000,000      75,000,000
 First Union National Bank , 4.19%, 7/26/2001* ....................      25,000,000      25,000,000
 Fleet National Bank, 4.03%, 8/20/2001* ...........................      30,000,000      29,997,358
 Harris Trust & Savings Bank, 4.07%, 6/12/2001* ...................      45,000,000      44,999,458
 Merita Bank Ltd. NY, 4.08%, 7/30/2001* ...........................      25,000,000      25,000,000
 Old Kent Bank, 4.14%, 7/3/2001* ..................................      30,000,000      29,999,231
 Old Kent Bank, 4.17%, 6/11/2001* .................................      30,000,000      30,000,000
 US Bank NA MN, 4.18%, 7/23/2001* .................................      85,000,000      85,000,000
---------------------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $749,976,730)                                       749,976,730
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Short-Term and Medium-Term Notes 19.4%
---------------------------------------------------------------------------------------------------

 American Honda Finance, 3.96%, 3/5/2002* .........................      25,000,000      25,000,000
 American Honda Finance, 4.07%, 2/25/2002* ........................      75,000,000      75,000,000
 American Honda Finance, 4.09%, 1/25/2002* ........................      70,000,000      69,995,436
 Associates Corp. MTM, 4.86%, 6/26/2001* ..........................      40,000,000      40,000,000
 Associates Corp. NA MTM, 5.03%, 6/15/2004* .......................      70,000,000      70,000,000
 Beta Finance Inc., 4.09%, 4/26/2002* .............................      85,000,000      85,000,000
 Capital One Funding, 4.1%, 9/1/2011* .............................      19,165,000      19,165,000
 Capital One Funding, 4.1%, 8/1/2012* .............................      26,308,000      26,308,000
 Capital One Funding, 4.1%, 12/2/2019* ............................      10,359,000      10,359,000
 Capital One Funding, 4.1%, 10/1/2021* ............................      13,594,700      13,594,700
 Caterpillar Financial Service MTM, 5.01%, 8/14/2001* .............      35,000,000      35,017,328
 Caterpillar Financial Service MTM, 5.12%, 6/1/2001* ..............      40,000,000      40,000,000
 CIT Group Inc. FRN, 4.67%, 7/16/2001* ............................      35,000,000      34,995,840
 Credit Suisse First Boston Inc., 4.09%, 5/22/2002* ...............     100,000,000     100,000,000
 Ford Motor Credit Co., 4.93%, 7/16/2001* .........................      33,830,000      33,837,139
 General Motors Acceptance Corp., 4.28%, 8/23/2001* ...............      30,000,000      30,013,609
 Goldman Sachs & Co., 5.46%, 7/24/2001 ............................      50,000,000      50,000,000
 Goldman Sachs Group Promissory Note, 4.13%,
    12/20/2001 ....................................................      30,000,000      30,000,000
 Goldman Sachs Group Promissory Note, 4.41%,
    8/20/2001 .....................................................      80,000,000      80,000,000
 Goldman Sachs Promissory Note, 4.45%, 2/5/2002* ..................      40,000,000      40,011,396
 Household Finance Corp. MTN, 4.21%, 10/25/2001* ..................      30,000,000      30,012,884
 Household Finance Corp. MTN, 4.78%, 7/20/2001* ...................      80,000,000      79,991,947
 Household Finance Corp. MTN, 5.16%, 10/15/2001* ..................      20,000,000      20,029,892
 Household Finance Corp. MTN, 5.29%, 12/5/2001* ...................      30,000,000      30,023,553


    The accompanying notes are an integral part of the financial statements.





                                       18


                                                                          Principal
                                                                         Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------
 John Deere Capital Corp., 4.01%, 11/14/2001* .....................     100,000,000      99,982,399
 K2 (U.S.A.) LLC, 4.1%, 4/25/2002* ................................     100,000,000     100,000,000
 Merrill Lynch & Co., Inc., 4.01%, 11/14/2001* ....................      50,000,000      49,995,570
 Merrill Lynch & Co., Inc., 4.11%, 3/20/2002* .....................     100,000,000     100,000,000
 National Rural Utilities, 4.8%, 7/20/2001* .......................      75,000,000      75,000,000
 Philip Morris Co., 5.34%, 12/4/2001* .............................     110,000,000     109,938,453
 Sigma Finance, 4.08%, 11/26/2001* ................................     100,000,000     100,000,000
 Verizon Global Funding, 5.06%, 4/12/2002* ........................     100,000,000      99,982,466
---------------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $1,803,254,612)                          1,803,254,612
---------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $9,333,925,108) (a)                         9,333,925,108
---------------------------------------------------------------------------------------------------

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of May 31, 2001.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

*** Annualized yield at time of purchase, not a coupon rate.

(a) Cost for federal income tax purposes is $9,333,925,108.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2001
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $9,333,925,108) .....   $ 9,333,925,108
Cash ..........................................................         2,312,811
Receivable for investments sold ...............................           100,000
Interest receivable ...........................................        12,147,187
Receivable for Fund shares sold ...............................        10,642,391
Other assets ..................................................            39,912
                                                                  ---------------
Total assets ..................................................     9,359,167,409

Liabilities
---------------------------------------------------------------------------------
Payable for investments purchased .............................        25,000,000
Dividends payable .............................................        19,257,979
Payable for Fund shares redeemed ..............................        17,496,262
Accrued management fee ........................................         1,097,668
Other accrued expenses and payables ...........................         1,417,717
                                                                  ---------------
Total liabilities .............................................        64,269,626
---------------------------------------------------------------------------------
Net assets, at value                                              $ 9,294,897,783
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) ..........................        (1,021,750)
Paid in capital ...............................................     9,295,919,533
---------------------------------------------------------------------------------
Net assets, at value                                              $ 9,294,897,783
---------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------
Prime Reserve Class AARP
Net assets applicable to shares outstanding ...................   $   216,958,059
Outstanding shares of beneficial interest, $.001 par value,
   unlimited number of shares authorized.......................       217,019,670
Net Asset Value, offering and redemption price per share (net     ---------------
   assets / shares outstanding) ...............................   $          1.00
                                                                  ---------------
Prime Reserve Class S
Net assets applicable to shares outstanding ...................   $    54,711,094
Outstanding shares of beneficial interest, $.001 par value,
   unlimited number of shares authorized.......................        54,715,176
Net Asset Value, offering and redemption price per share (net     ---------------
   assets / shares outstanding) ...............................   $          1.00
                                                                  ---------------
Premium Class AARP
Net assets applicable to shares outstanding ...................   $   185,429,659
 Outstanding shares of beneficial interest, $.001 par value,
   unlimited number of shares authorized.......................       185,437,052
Net Asset Value, offering and redemption price per share (net     ---------------
   assets / shares outstanding) ...............................   $          1.00
                                                                  ---------------


    The accompanying notes are an integral part of the financial statements.




                                       20

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
---------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------
Premium Class S
Net assets applicable to shares outstanding ...................   $ 1,003,935,850
Outstanding shares of beneficial interest, $.001 par value,
   unlimited number of shares authorized.......................     1,004,047,585
Net Asset Value, offering and redemption price per share (net     ---------------
   assets / shares outstanding) ...............................   $          1.00
                                                                  ---------------
Managed Shares
Net assets applicable to shares outstanding ...................   $   665,002,883
Outstanding shares of beneficial interest, $.001 par value,
   unlimited number of shares authorized.......................       665,221,457
Net Asset Value, offering and redemption price per share (net     ---------------
   assets / shares outstanding) ...............................   $          1.00
                                                                  ---------------
Institutional Shares
Net assets applicable to shares outstanding ...................   $ 7,168,860,238
Outstanding shares of beneficial interest, $.001 par value,
   unlimited number of shares authorized.......................     7,169,707,396
Net Asset Value, offering and redemption price per share (net     ---------------
   assets / shares outstanding) ...............................   $          1.00
                                                                  ---------------



    The accompanying notes are an integral part of the financial statements.




                                       21



---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2001
---------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------
Income:
Interest ......................................................   $   573,790,451
                                                                  ---------------
Expenses:
Management fee ................................................        23,389,637
Administrative fee ............................................         9,766,452
Services to shareholders ......................................           430,338
Custodian and accounting fees .................................           320,058
Auditing ......................................................            24,054
Legal .........................................................            40,241
Trustees' fees and expenses ...................................           206,823
Reports to shareholders .......................................             9,713
Registration fees .............................................           356,636
Other .........................................................           102,717
                                                                  ---------------
Total expenses, before expense reductions .....................        34,646,669
Expense reductions ............................................       (16,862,648)
                                                                  ---------------
Total expenses, after expense reductions ......................        17,784,021
---------------------------------------------------------------------------------
Net investment income                                                 556,006,430
---------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            (16,480,633)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   539,525,797
---------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Years Ended May 31,
Increase (Decrease) in Net Assets                         2001             2000
---------------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $     556,006,430     $     295,284,724
Net realized gain (loss) on investment transactions         (16,480,633)                   --
                                                      -----------------     -----------------
Net increase (decrease) in net assets resulting
   from operations ................................         539,525,797           295,284,724
                                                      -----------------     -----------------
Distributions to shareholders from:
Net investment income:
  Prime Reserve Class AARP ........................         (10,879,231)                   --
                                                      -----------------     -----------------
  Prime Reserve Class S ...........................          (2,764,438)           (2,353,229)
                                                      -----------------     -----------------
  Premium Class AARP ..............................          (3,134,135)                   --
                                                      -----------------     -----------------
  Premium Class S .................................         (62,787,160)          (56,686,377)
                                                      -----------------     -----------------
  Managed Shares ..................................         (30,647,026)          (21,023,946)
                                                      -----------------     -----------------
  Institutional Shares ............................        (445,794,440)         (215,221,172)
                                                      -----------------     -----------------
Fund share transactions:
Proceeds from shares sold .........................     141,073,823,720        94,702,920,596
Net assets acquired in tax-free reorganization ....         267,027,323                    --
Reinvestment of distributions .....................         245,566,949           133,598,120
Cost of shares redeemed ...........................    (137,169,406,266)      (93,128,610,456)
                                                      -----------------     -----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       4,417,011,726         1,707,908,260
                                                      -----------------     -----------------
Capital contribution from Advisor (see Note H) ....          15,557,425                    --
                                                      -----------------     -----------------
Increase (decrease) in net assets .................       4,416,088,518         1,707,908,260
Net assets at beginning of period .................       4,878,809,265         3,170,901,005
                                                      -----------------     -----------------
Net assets at end of period .......................   $   9,294,897,783     $   4,878,809,265
                                                      -----------------     -----------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Prime Reserve Class AARP

--------------------------------------------------------------------------------
                                                                       2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $1.000
--------------------------------------------------------------------------------
  Net investment income                                                .044
--------------------------------------------------------------------------------
  Distributions from net investment income                            (.044)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $1.000
--------------------------------------------------------------------------------
Total Return (%) (b)                                                   4.53(c)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  217
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .66*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .50*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                     5.60*
--------------------------------------------------------------------------------

(a) For the period from August 14, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note H); without this contribution the total return would have been lower.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Prime Reserve Class S (a)

------------------------------------------------------------------------------------
                                                  2001(b)  2000(b) 1999(c)  1998(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period             $1.000   $1.000   $1.000  $1.000
------------------------------------------------------------------------------------
  Net investment income                            .057     .052     .020    .011
------------------------------------------------------------------------------------
  Distributions from net investment income        (.057)   (.052)   (.020)  (.011)
------------------------------------------------------------------------------------
Net asset value, end of period                   $1.000   $1.000   $1.000  $1.000
------------------------------------------------------------------------------------
Total Return (%) (e)                               5.82(f)  5.30     1.98**  1.06**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               55       46       34      12
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     .64      .74(g)   .40*    .45*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      .46      .59(g)   .26*    .31*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                 5.74     5.18     4.73*   4.95*
------------------------------------------------------------------------------------

(a) On August 11, 2000, existing shares of Prime Reserve were redesignated as Class S.

(b) For the years ended May 31.

(c) For the five months ended May 31, 1999. On November 13, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(d) For the period October 15, 1998 (commencement of sales of Prime Reserve Class S) to December 31, 1998.

(e) Total returns would have been lower had certain expenses not been reduced.

(f) Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note H); without this contribution the total return would have been lower.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .74% and .59%, respectively.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------


The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Premium Class AARP

--------------------------------------------------------------------------------
                                                                      2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $1.000
--------------------------------------------------------------------------------
  Net investment income                                               .037
--------------------------------------------------------------------------------
  Distributions from net investment income                           (.037)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $1.000
--------------------------------------------------------------------------------
Total Return (%) (b)                                                  3.75(c)**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 185
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        .51*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .35*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                    5.62*
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note H); without this contribution the total return would have been lower.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Premium Class S (a)

------------------------------------------------------------------------------------
                                          2001(b)  2000(b)  1999(c) 1998(d)  1997(e)
------------------------------------------------------------------------------------
Net asset value, beginning of period    $1.000   $1.000   $1.000   $1.000  $1.000
------------------------------------------------------------------------------------
  Net investment income                   .059     .055     .020     .053    .026
------------------------------------------------------------------------------------
  Distributions from net investment
  income                                 (.059)   (.055)   (.020)   (.053)  (.026)
------------------------------------------------------------------------------------
Net asset value, end of period          $1.000   $1.000   $1.000   $1.000  $1.000
------------------------------------------------------------------------------------
Total Return (%) (f)                      6.06(g)  5.68     2.00**   5.46    2.62**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   1,004    1,067      936      808     335
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             .48      .35(h)   .34*     .35     .43*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             .32      .20(h)   .20*     .24     .38*
------------------------------------------------------------------------------------
Ratio of net investment income (%)        5.88     5.56     4.81*    5.31    5.50*
------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of Premium were redesignated as Class S shares.

(b) For the years ended May 31.

(c) For the five months ended May 31, 1999. On November 13, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(d) For the year ended December 31, 1998.

(e) For the period August 4, 1997 (commencement of sales of Premium Class S) to December 31, 1997.

(f) Total returns would have been lower had certain expenses not been reduced.

(g) Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note H); without this contribution the total return would have been lower.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .35% and .20%, respectively.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Money Market Series (the "Fund") is the diversified investment portfolio comprising Scudder Money Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company reorganized as a Massachusetts business trust in 2000. The Fund offers six classes of shares: Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares.

On August 11, 2000, existing Prime Reserve Money Market shares of the Fund were redesignated as Prime Reserve Class S. In addition, all of the net assets acquired from the merger with AARP Premium Money Fund (see Note F) were designated as Prime Reserve Class AARP. Effective October 2, 2000, the Fund commenced offering Premium Class AARP shares and redesignated existing shares of Premium Money Market as Premium Class S. The Class S and Class AARP shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Prime Reserve Class S and Premium Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant amortization to maturity of any discount or premium.

--------------------------------------------------------------------------------


All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $98,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2007 ($1,000), May 31, 2008 ($90,000) and May 31, 2009 ($7,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2000 through May 31, 2001, the Fund incurred approximately $924,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as occurring in the fiscal year ending May 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor") initiated a restructuring

--------------------------------------------------------------------------------


program for most of its Scudder no-load open-end funds. As part of the reorganization, the Fund entered into an Administrative Agreement. This agreement was effective August 14, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.25% of average daily net assets for the Fund, computed and accrued daily and payable monthly. For the period June 1, 2000 through September 30, 2000, the Advisor had agreed to waive a portion of its investment management fee for the Fund by 0.05%. Effective October 1, 2000, the Advisor has agreed to waive a portion of its investment management fee for the Fund by 0.15%. From time to time the Advisor may voluntarily waive an additional portion of its management fee.

For the year ended May 31, 2001, the Advisor did not impose fees of $14,256,322 and did impose fees of $9,133,315 which amounted to an annualized effective rate of 0.10%.

Administrative Fee. Effective August 14, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets computed and accrued daily and payable monthly for Prime Reserve Class AARP and Prime Reserve Class S; 0.25% of average daily net assets computed and accrued daily and payable monthly for Premium Class AARP and Premium Class S; 0.25% of average daily net assets computed and accrued daily and payable monthly for Managed Shares; and 0.10% of average daily net assets computed and accrued daily and payable monthly for Institutional Shares. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI

--------------------------------------------------------------------------------


pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period from August 14, 2000 through May 31, 2001, the Administrative Fee was as follows:

                                                                  Unpaid at
Administrative Fee                            Total Aggregated   May 31, 2001
--------------------------------------------------------------------------------
Prime Reserve Class AARP......................   $ 764,852       $  72,054
Prime Reserve Class S.........................      160,595         18,563
Premium Class AARP............................      152,784         35,971
Premium Class S...............................    2,126,054        208,627
Managed Shares................................    1,044,315        110,243
Institutional Shares..........................    5,522,983        328,920
                                                 -----------     ----------
                                                 $9,771,583      $ 774,378
                                                 -----------     ----------

The Advisor has agreed to waive a portion of the Administrative fee. For Managed Shares the fees not imposed amounted to $156,037 and for Institutional Shares the fees not imposed amounted to $2,275,380.

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $5,131 on Premium Class S is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Each class of the Fund has a Transfer Agency and Service Agreement with SSC, whereby SSC received account fees that varied according to the account size and type of account of the shareholders of the respective classes. Prior to August 14, 2000, the following amounts were charged to the classes of the Fund:

Prime Reserve Class S.........................              $       25,011
Premium Class S...............................                      88,647
Managed Shares................................                      21,531
Institutional Shares..........................                      13,691
                                                            ---------------
                                                            $      148,880
                                                            ---------------

The Managed Shares of the Fund had arrangements with certain banks, institutions and other persons under which they received compensation from the Fund and the Advisor for performing shareholder servicing functions for their customers who own shares in the Fund. In connection with these

--------------------------------------------------------------------------------


arrangements prior to August 14, 2000, the total expense charged to the Managed Shares of the Fund amounted to $60,905 and the receivable for the Advisor's portion aggregated $18,396.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. Prior to August 14, 2000, the amount charged to the Fund by SFAC aggregated $111,376, all of which is paid at May 31, 2001.

Other. Printing and postage expenses related to preparing and distributing material such as shareholder reports, prospectuses and proxy materials to current shareholders were charged to each class pro rata based on relative net assets. Prior to August 14, 2000, the following amounts were expensed by the
Fund:

Prime Reserve Class S.........................              $        4,791
Premium Class S...............................                       1,945
Managed Shares................................                      13,964
Institutional Shares..........................                      17,299
                                                            ---------------
                                                            $       37,999
                                                            ---------------

Effective August 14, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001, Trustees' fees and expenses aggregated $206,823.

The Fund has a compensation arrangement under which payment of Trustees' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Trustees' fees and expenses." The accumulated balance of deferred Trustees' fees and interest thereon relating to the Fund aggregated $25,311 as of May 31, 2001, which is included in accrued expenses of the Fund.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee

--------------------------------------------------------------------------------


rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, the custodian fees were reduced by $127,682. Prior to August 14, 2000, transfer agent fees were reduced by $47,227.

Effective August 14, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Fund Rate plus 0.5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

F. Acquisition of Assets

On August 11, 2000, the Fund acquired all of the net assets of AARP Premium Money Fund pursuant to a plan of reorganization approved by

--------------------------------------------------------------------------------


shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 267,070,676 Prime Reserve Class AARP shares of the Fund for 267,070,676 shares of AARP Premium Money Fund outstanding on August 11, 2000. AARP Premium Money Fund's net assets at that date ($267,027,323), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $7,433,081,094. The combined net assets of the Fund immediately following the acquisition were $7,700,108,417.

G. Share Transactions

The following table summarizes shares and dollar activity in the Fund:

                             Year Ended                         Year Ended
                            May 31, 2001                       May 31, 2000
                  ---------------------------------  --------------------------------
                      Shares           Dollars           Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Prime Reserve
   Class AARP (a)    116,254,955   $  116,236,697                --   $           --
Prime Reserve
   Class S (b)..      60,618,172       60,614,090       111,134,122      111,134,122
Premium
   Class AARP (c)    257,410,150      257,402,756                --               --
Premium
   Class S (d)..   1,881,962,524    1,881,850,792     2,847,283,440    2,847,283,440
Managed.........   1,438,255,329    1,438,036,755     1,171,602,032    1,171,602,032
Institutional... 137,319,208,786  137,319,682,630    90,572,901,002   90,572,901,002
                                 ----------------                    ---------------
                                 $141,073,823,720                    $94,702,920,596
                                 ----------------                    ---------------

Shares issued in tax-free reorganization
------------------------------------------------------------------------------------
Prime Reserve
   Class AARP (a)    267,070,676   $  267,027,323                --   $           --
                                 ----------------                    ---------------
                                   $  267,027,323                     $           --
                                 ----------------                    ---------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Prime Reserve
   Class AARP (a)      9,686,181   $    9,686,181                --   $           --
Prime Reserve
   Class S (b)..       2,601,486        2,601,486         2,286,836        2,286,836
Premium
   Class AARP (c)      2,853,236        2,853,236                --               --
Premium
   Class S (d)..      56,225,797       56,225,797        54,096,252       54,096,252
Managed.........       3,792,055        3,792,055         4,231,558        4,231,558
Institutional...     170,408,194      170,408,194        72,983,474       72,983,474
                                 ----------------                    ---------------
                                   $  245,566,949                     $  133,598,120
                                 ----------------                    ---------------







                                       34

-------------------------------------------------------------------------------------


                             Year Ended                         Year Ended
                            May 31, 2001                       May 31, 2000
                  ---------------------------------  --------------------------------
                      Shares           Dollars           Shares           Dollars
Shares redeemed
-------------------------------------------------------------------------------------
Prime Reserve
   Class AARP (a)   (175,992,142)    $(175,992,142)               --   $           --
Prime Reserve
   Class S (b)..     (54,706,072)      (54,706,072)     (101,034,595)    (101,036,164)
Premium
   Class AARP (c)    (74,826,334)     (74,826,334)                --               --
Premium
   Class S (d)..  (2,001,383,603)   (2,001,383,603)   (2,770,220,876)  (2,770,287,933)
Managed.........  (1,192,719,808)   (1,192,719,808)   (1,155,152,449)  (1,155,348,705)
Institutional...(133,669,778,307) (133,669,778,307)  (89,101,804,740) (89,101,937,654)
                                 -----------------                   ----------------
                                 $(137,169,406,266)                  $(93,128,610,456)
                                 -----------------                   ----------------

Net increase (decrease)
-------------------------------------------------------------------------------------
Prime Reserve
   Class AARP (a)    217,019,670    $  216,958,059                --   $           --
Prime Reserve
   Class S (b)..       8,513,586         8,509,504        12,386,363       12,384,794
Premium
   Class AARP (c)     185,437,052      185,429,658                --               --
Premium
   Class S (d)..     (63,195,282)      (63,307,014)      131,158,816      131,091,759
Managed.........     249,327,576       249,109,002        20,681,141       20,484,885
Institutional...   3,819,838,673     3,820,312,517     1,544,079,736    1,543,946,822
                                 -----------------                   ----------------
                                    $4,417,011,726                     $1,707,908,260
                                 -----------------                   ----------------

(a) For the period from August 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) On August 11, 2000, existing shares of Prime Reserve were redesignated as Class S.

(c) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(d) On October 2, 2000, existing shares of Premium were redesignated as Class S.


H. Capital Contribution

On January 16, 2001, the Advisor voluntarily purchased $39,000,000 of Southern California Edison commercial paper from the Fund for $15,557,425 in excess of that security's value. The Fund recorded a realized loss of $15,557,425 on the transaction which was offset by a payment of an equal amount from the Advisor. The Advisor received no shares of the Fund or other consideration in exchange for such contribution.

Report of Independent Accountants
--------------------------------------------------------------------------------

                    To the Trustees of Scudder Money Market Trust and Shareholders of Scudder Money Market Series:

                    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Money Market Series (the "Fund") at May 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                    Boston, Massachusetts             PricewaterhouseCoopers LLP
                    July 20, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Frank J. Rachwalski, Jr.*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments